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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)    September 2, 1996
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                            NSA INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


          Tennessee                   0--19487                   62-1387102
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


4260 East Raines Road, Memphis, Tennessee                               38118
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code    (901) 366-9288
                                                   -----------------------------


                                 Not Applicable
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            (Former name, former address and former fiscal year,
                        if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                 None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 2, 1996, the Registrant completed negotiations for the sale of certain of the assets of two of its wholly owned operating subsidiaries, NSA International GmbH, a German corporation ("NSA Germany") and NSA AG, a Swiss corporation ("NSA Switzerland"), to Holzmann Holding, AG, ("Buyer"), also a Swiss corporation, owned by Dan Holzmann, a Sales and Marketing Director of NSA Germany and a Director of NSA Switzerland, and his father, Gregory Holzmann. Pursuant to these same negotiations, NSA International likewise has agreed to transfer the ownership of its Austrian subsidiary, NSA Oko Filter Systems Vertriebs GmbH ("NSA Austria") to the Buyer.

         The agreed upon aggregate purchase price for substantially all of the assets of these subsidiaries was $1.5 million (U.S.), based on the approximate book value of the assets. The purchase price for these transactions consists of the delivery and payment in accordance with the terms of the Buyer's promissory note in the principal amount of $1.5 million which is due and payable over a seven year period at an interest rate of 4.5%. The note is secured by certain of the assets of the Buyer. The Registrant and the Buyer anticipate that with negotiations now concluded, the transaction will be completed in the near future.

         Additionally, as a condition of the sale, the Registrant entered into a distribution contract with the Buyer which provides that the Buyer will continue to purchase products from the Registrant for resale in Austria, Germany and Switzerland.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                 None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                 None.

ITEM 5.  OTHER EVENTS.

                 None.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                 None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements.

                 None.

         (b)     Exhibits.

                 10.26 Distribution Agreement between the Registrant and Holzmann Holding, AG

                 10.27    Promissory Note of Holzmann Holding, AG





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ITEM 8.  CHANGE IN FISCAL YEAR.

                 None.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        NSA INTERNATIONAL, INC.


Date:  September 16, 1996                   By:   /s/ Stan C. Turk
                                                  ------------------------------
                                                  Stan C. Turk
                                                  Chief Financial Officer





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